UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) January 5, 2015

BioCryst Pharmaceuticals, Inc.
(Exact name of registrant as specified in its charter)

Delaware	000-23186	62-1413174
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4505 Emperor Blvd., Suite 200 Durham, North Carolina	27703
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code:   (919) 859-1302

________________________________________________________________________________
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

On January 5, 2015, BioCryst Pharmaceuticals, Inc. (the "Company") announced the appointment of Ms. Lynne Powell to the role of Senior Vice President and Chief Commercial Officer at the Company, effective January 26, 2015.

On January 5, 2015, the Company issued a news release announcing the matters described in this Item 8.01. A copy of the news release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

Exhibit No.	Description
99.1	Press Release dated January 5, 2015 entitled "BioCryst Pharmaceuticals Announces Appointment of Lynne Powell as Chief Commercial Officer."

SIGNATURE

    Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BioCryst Pharmaceuticals, Inc. (Registrant)
January 5, 2015 (Date)	/s/ ALANE BARNES Alane Barnes Vice President, General Counsel, and Corporate Secretary

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release dated January 5, 2015 entitled "BioCryst Pharmaceuticals Announces Appointment of Lynne Powell as Chief Commercial Officer."